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                                                                    Exhibit 23.1


INDEPENDENT ACCOUNTANT'S CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-32337, 333-32339 and 333-32347 of JLM Industries, Inc. (the "Company") on
Form S-8 of our report dated April 16, 2001, appearing in this Form 10-K of the Company for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP

Tampa, Florida
April 16, 2001